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                                                               Exhibit 10.2

                        1990 EMPLOYEE STOCK OPTION PLAN
                                       OF
                              LIFE SCIENCES, INC.

         1. THE PLAN: This 1990 Employee Stock Option Plan (the "Plan") is intended to encourage ownership of stock of Life Sciences Inc. (the "Corporation") by specified employees of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Corporation.

         2. STOCK SUBJECT TO THE PLAN: Subject to the provisions of Paragraph 14, the total number of shares of the Common Stock, par value $.10 per share, of the Corporation (the "Stock") that may be issued pursuant to incentive stock options [within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code")], and non-incentive stock options granted under the Plan (the "Options") shall not exceed 500,000. The Stock may be, in whole or in part, either authorized and unissued shares or treasury shares as the Board of Directors of the Corporation (the "Board") shall from time to time determine. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) again be available for Options under the Plan.

         3. ADMINISTRATION OF THE PLAN: The Plan shall be administered by the Board which shall have plenary authority, in its discretion, to determine the employees of the Corporation and its subsidiaries to whom Options shall be granted (individually, an "Optionee," and collectively, the "Optionees"), the number of shares of Stock to be subject to each Option, and the terms of each Option, including whether it is intended to be an incentive stock option, a non-incentive stock option, or both. The Board shall also have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan, and to take such other action in connection with the Plan as it deems necessary or advisable. The interpretation and construction by the Board of any provisions of the Plan or of any Option granted thereunder shall be final, and no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         4. EMPLOYEES ELIGIBLE FOR OPTIONS: All employees of the Corporation or its subsidiaries shall be eligible for Options. In making the determination as to employees to whom Options shall be granted and as to the number of shares of Stock to by covered by such Options, the Board shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

         5. TERM OF PLAN: The Plan shall terminate on, and no Options shall be granted after, December 12, 2000 provided, however, the Board may at any time terminate the Plan prior thereto, subject to the last sentences of Paragraph 16.

         6. MAXIMUM OPTION GRANT: The aggregate fair market value (determined as of the time of the Option granted) of Stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under this Plan or any other plan of the Corporation or the parent or any subsidiary of the Corporation) shall not exceed $100,000.

         7. OPTION PRICE: Each Option shall state the option price, which shall be not less than 100% of the fair market value of the Stock on the date of the granting of the Option. The fair market value of the Stock shall be determined by the Board and shall be the mean between the bid and ask prices of the Stock in the over-the-counter market on the date of the granting of the Option. Notwithstanding any other provision contained in this Plan, an Option granted to an employee who, on the date of grant owns voting securities possessing more than 10% of the total combined voting power of all classes of shares of either the Corporation or any parent or subsidiary, shall be granted at an option price of not less than 110% of fair market value on the date of grant, and shall be exercisable only during the five-year period immediately following the date of grant. In calculating ownership of shares of any person, the attribution rules of Code, Section 425(d), will apply. Furthermore, in calculating share ownership, any shares the Optionee may purchase under outstanding options will not be considered.



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         8.       TERM OF OPTIONS: The term of each Option shall be for a
maximum of ten years from the date of granting thereof, but may be for a lesser period or be subject to earlier termination as hereinafter provided.

         9. EXERCISE OF OPTIONS: Any Option may be exercised from time to time as to any part or all of the Stock to which the Optionee shall then be entitled; provided, however, an Option may not be exercised (a) as to less than 100 shares at any one time (or for the remaining shares then purchasable under the Option if less than 100 shares), (b) unless the Optionee shall have been in the continuous employ of the Corporation or its subsidiaries from the date of the granting of the Option to the date of its exercise, except as provided in Paragraphs 12 and 13, and (c) an incentive stock option may not be exercised while any previously granted incentive stock option is outstanding. The purchase price of the Stock issuable upon exercise of an Option shall be paid in full at the time of exercise thereof (i) in cash, or (ii) by the transfer to the Corporation of shares of Stock with a fair market value (as determined by the Board) equal to the purchase price of the Stock issuable upon exercise of such Option. The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been registered in the name of the Optionee after the exercise of the Option.

         10. NON-TRANSFERABILITY OF OPTIONS: An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the lifetime of the Optionee only by the Optionee.

         11. FORM OF OPTION: Each Option granted pursuant to the Plan shall be evidenced by an agreement (an "Option Agreement") in such form as the Board shall from time to time approve. The Option Agreement shall comply in all respects with all the terms and conditions of the Plan and the requirements of the Code, and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable.

         12. TERMINATION OF EMPLOYMENT: In the event the employment of an Optionee shall be terminated (otherwise than by reason of death), any Option held by such Optionee shall be exercisable (to the extent the Optionee shall have been entitled to do so at the termination of his employment) at any time prior to the expiration of three months after such termination, but not more than ten years after the date on which such Option shall have been granted. Nothing in the Plan or in the Option Agreement shall confer upon any Optionee any right to be continued in the employ of the Corporation or its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate or otherwise modify the terms of an Optionee's employment; provided, however, a change in an Optionee's duties or position shall not affect such Optionee's Option so long as such Optionee is still an employee of the Corporation or its subsidiaries.

         13. DEATH OF EMPLOYEE: In the event of the death of an Optionee, any unexercised portion of his Option shall be exercisable (to the extent the Optionee shall have been entitled to do so at the time of his death) at any time before the expiration of three months after his death, but not more than ten years after the date on which such Option shall have been granted, and only by such person or persons to whom such deceased Optionee's rights shall pass under such Optionee's will or by the laws of descent and distribution.

         14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION: In the event of changes in the outstanding Stock by reason of any stock dividends, split-ups, capitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations or liquidations, the number and class of shares available under the Plan and the maximum number of shares as to which Options may be granted to Optionees under outstanding Option Agreements shall be correspondingly adjusted.

         15. SHAREHOLDER APPROVAL: This Plan is subject to, and no Options shall be exercisable hereunder until after, the approval by a majority of the outstanding Stock of the Corporation within twelve months after the date of the adoption of the Plan by the Board.



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         16.      AMENDMENT OF THE PLAN: The Board shall have complete power and authority to modify or amend the Plan (including the form of Option Agreement) form time to time in such respects as it shall deem appropriate; provided, however, the Board shall not, without the approval of a majority of the outstanding Stock entitled to vote at a meeting of the stockholders, (i) increase the maximum number of shares of Stock which in the aggregate are subject to Options under the Plan except as set forth in Paragraph 14, (ii) extend the period during which Options may be granted or exercised, or (iii) reduce the Option price below 100% of the fair market value of the Stock issuable upon exercise of Options at the time of the granting thereof, other than to change the manner of determining the fair market value thereof. No termination or amendment of the Plan shall, without the consent of the individual Optionee, adversely affect the rights of such Optionee under an Option theretofore granted to him or under such Optionee's Option Agreement.



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